UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 28, 2005

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

8A Industrial Way
Salem, NH	03079
(Address of Principal Executive Offices)	(Zip Code)

(603) 898-8900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement

On October 28, 2005, the Board of Directors (the “Board”) of Omtool, Ltd. (the “Company”) determined that Karen G. Cummings, the Company’s newly hired Executive Vice President of Marketing, and James J. Scharpf, the Company’s newly hired Executive Vice President of Worldwide Sales, should be considered executive officers of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Compensation Committee of the Board (the “Compensation Committee”) subsequently established the compensation for Ms. Cummings and Mr. Scharpf.  Ms. Cummings will be paid an annual base salary of $200,000 and will be eligible to receive a year-end discretionary bonus of up to $50,000.  Mr. Scharpf will be paid an annual base salary of $200,000 and will be eligible to receive quarterly commissions and bonuses upon his achievement of certain sales targets.  Mr. Scharpf’s achievement of current base targets would result in commissions and bonuses of $100,000 per annum.

In addition, the Compensation Committee revised the terms of cash compensation for the Board in connection with Board and Committee meetings.  As disclosed previously on a Current Report on Form 8-K dated January 31, 2005, each director of the Company is paid a $1,500 participation fee for each quarterly Board meeting attended and each Board committee member is paid a $500 participation fee for each Board committee meeting attended.  At the October 28, 2005 Board meeting, the Compensation Committee amended this compensation policy to provide that members of the Board and its various committees would also receive these participation fees for all Board and Committee meetings attended telephonically so long as minutes of any such telephonic meeting were kept.

Item 2.02.  Results of Operations and Financial Condition

On November 3, 2005, the Company announced its financial results for the three months ended September 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1  Press Release of the Company, dated November 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: November 3, 2005
	By:	/s/ Daniel A. Coccoluto
	Name:	Daniel A. Coccoluto

	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company, dated November 3, 2005